Subsequent Event	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENT

NOTE 15 — SUBSEQUENT EVENT

On February 20, 2024, the Company changed the ratio of its American Depositary Shares (“ADSs”) from current one (1) ADS representing two (2) ordinary shares to one (1) ADS representing six (6) ordinary shares(the “ADS Ratio Change”). For Jianzhi’s ADS holders, the ADS Ratio Change had the same effect as a one-for-three reverse ADS split. Each ADS holder of record at the close of business on February 20, 2024 was to surrender and exchange every three (3) existing ADSs then held for one (1) new ADS. No fractional new ADSs were issued in connection with the ADS Ratio Change. Instead, fractional entitlements to new ADSs were aggregated and sold by the depositary bank, and the net cash proceeds from the sale of the fractional ADS entitlements (after deduction of fees, taxes, and expenses, where applicable) were distributed to the applicable ADS holders by the depositary bank. The ADS Ratio Change had no impact on Jianzhi’s underlying ordinary shares, and no ordinary shares were issued or canceled in connection with the ADS Ratio Change.

The Company has performed an evaluation of subsequent events through April 9, 2024, which was the date of the consolidated financial statements were issued, and determined that no other events that would have required adjustment or disclosure in the consolidated financial statements.